SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.        )

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Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

840 Newport Center Drive

Newport Beach, California 92660

(800) 426-5523

Notice of the Annual Meeting of Shareholders

To the Shareholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Meeting”) of PIMCO Strategic Global Government Fund, Inc., formerly RCM Strategic Global Government Fund, Inc., a Maryland corporation (the “Fund”), will be held on June 20, 2003, at 10:00 a.m. (Pacific time) at the offices of Pacific Investment Management Company LLC (“PIMCO”), located at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660. At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote on the following matters:

1.  To re-elect one director to the Board of Directors of the Fund.

2.  To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Shareholders of record at the close of business on May 2, 2003 are entitled to notice of, and to vote at, the Meeting. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and the maximum number of shares may be voted. You may change your vote by written notice to the Fund, by submission of a subsequent proxy, or by voting in person at the Meeting.

By Order of the Board of Directors,

Garlin G. Flynn

Secretary

Newport Beach, California

May 12, 2003

PIMCO STRATEGIC GLOBAL GOVERNMENT FUND, INC.

840 Newport Center Drive

Newport Beach, California 92660

(800) 426-5523

Proxy Statement

This Proxy Statement is being provided to the shareholders of PIMCO Strategic Global Government Fund, Inc., formerly RCM Strategic Global Government Fund, Inc., a Maryland corporation (the “Fund”), in connection with the solicitation of proxies by the Board of Directors of the Fund (the “Board of Directors” or the “Board”). The proxies are to be used at the Annual Meeting of Shareholders (the “Meeting”) to be held at the offices of Pacific Investment Management Company LLC (“PIMCO”), the Fund’s investment manager, located at 800 Newport Center Drive, 6th Floor, Newport Beach, California, 92660, on June 20, 2003 at 10:00 a.m. (Pacific time), and any adjournment(s) thereof, for action upon the matters set forth in the Notice of the Annual Meeting of Shareholders. This Proxy Statement and the enclosed form of Proxy were first mailed to shareholders on or about May 12, 2003.

All shares represented by each properly signed proxy (“Proxy”) received prior to the Meeting will be voted at the Meeting. If a shareholder specifies how the Proxy is to be voted on any of the business matters to come before the Meeting, it will be voted in accordance with the specification. If no specification is made, the Proxy will be voted FOR the election of the director nominated by the Board of Directors (Proposal 1). The Proxy may be revoked by a shareholder at any time prior to its use by written notice to the Fund, by submission of a subsequent Proxy, or by voting in person at the Meeting.

The representation in person or by proxy of at least a majority of the outstanding shares of common stock of the Fund entitled to vote is necessary to constitute a quorum for transacting business at the meeting. For purposes of determining the presence of a quorum, abstentions, withheld votes or broker “non-votes” will be counted as present. Broker “non-votes” occur when the Fund receives a Proxy from a broker or nominee indicating that the broker or nominee does not have discretionary power to vote on a particular matter and that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote the shares represented by the Proxy.

Proposal 1 requires, for the re-election of the nominee to the Board of Directors, a plurality of the shares cast in the election of directors at the Meeting. See “Proposal 1—Required Vote.” Withheld votes and broker “non-votes” will not be counted in favor of Proposal 1.

The cost of solicitation, including postage, printing and handling, will be borne by the Fund. The solicitation will be made primarily by mail, but may be supplemented by telephone calls, and personal interviews by officers, employees and agents of the Fund.

At the close of business on May 2, 2003, the record date for the determination of shareholders entitled to vote at the Meeting (the “Record Date”), there were outstanding 35,098,615 shares of common stock. Each such share is entitled to one vote.

As of the Record Date, Cede & Co., a nominee of Depository Trust Company (“DTC”), owned of record 34,117,804 shares of the Fund, or approximately 97% of the number of shares entitled to vote at the meeting. DTC is a securities depository for brokers, dealers and other institutional investors. Securities are so deposited for the purpose of permitting book entry transfers of securities among such investors. The Fund does not know the names of beneficial owners of the shares that have been deposited at DTC. As of the Record Date, all directors and officers as a group owned, beneficially, less than 1% of the outstanding shares of the Fund.

ELECTION OF DIRECTORS

(PROPOSAL 1)

The Board of Directors currently consists of three classes of directors. Directors hold office for staggered terms of three years (or less if they are filling a vacancy) and until their successors are elected and qualified, or until their earlier resignation or removal. One class is elected each year to succeed the directors whose term is expiring. The current term of the Class III Director expires at this year’s Annual Meeting. The current terms of the Class I and Class II Directors will expire in 2004 and 2005, respectively, when their respective successors are elected and qualified.

The Board of Directors has designated Brent R. Harris for re-election as a Class III director at the Meeting. Mr. Harris was elected to the Board of Directors as a Class III director on February 8, 2002 to fill a vacancy on the Board, and was re-elected to the Board by shareholders on June 21, 2002. If re-elected as a Class III director, Mr. Harris’s term will expire at the Annual Meeting of Shareholders in 2006.

Each of Francis E. Lundy and Gregory S. Young, Class I directors re-elected to the Board by shareholders on November 20, 2001, has a remaining term of approximately one year.

Each of James M. Whitaker and Carter W. Dunlap, Jr., Class II directors re-elected to the Board by shareholders on June 21, 2002, has a remaining term of approximately two years.

Unless authority is withheld, it is the intention of the persons named in the enclosed Proxy to vote each Proxy for Mr. Harris (the “Nominated Director”). The Nominated Director has indicated that he will serve if elected, but if he should be unable to serve, the Proxy holders may vote in favor of such substitute nominee as the Board of Directors may designate, or the Board of Directors may leave a vacancy in the Board.

The Fund pays each of its directors who are not “interested persons” (the “Disinterested Directors”) under the Investment Company Act of 1940, as amended (the “1940 Act”) $10,000 per year, $2,000 per regular meeting attended in-person or telephonically, $1,000 per committee meeting attended, $1,500 per special meeting attended, and reimburses each such director for reasonable expenses incurred in connection with such meetings. The Fund’s Articles of Incorporation provide that the Fund shall, to the extent permitted by law, indemnify each of its currently acting and former directors against any and all liabilities and expenses incurred in connection with their service in such capacities.

The following table provides information concerning the nominee and the continuing directors.

Name, Address*, Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Public Directorships Held by Director or Nominee for Director	Shares of Common Stock of the Fund Beneficially Owned as of May 2, 2003**
Nominee Interested Director
Brent R. Harris† Age 43	Director, Chairman, President	Term: 3 years Since 2/02	Managing Director, PIMCO; and Board of Governors and Executive Committee, Investment Company Institute.	71	None	None
Continuing Directors Disinterested Directors

Carter W. Dunlap, Jr. Age 47	Director	Term: 3 years Since 6/02	Principal, Dunlap Equity Management (investment advisory).	1	None	None

Francis E. Lundy Age 65	Director	Term: 3 years Since 2/94	Chairman and President, Technical Instrument – San Francisco. Formerly, Vice President, Zygo Corporation (technology manufacturing and sales).	1	Director, Industrialex Manufacturing Corp. (coating and application techniques for electronics industry).	39,308

James M. Whitaker Age 60	Director, Vice Chairman of the Board	Term: 3 years Since 2/94	Attorney at Law, sole practitioner.	1	None	None

Gregory S. Young Age 46	Director	Term: 3 years Since 3/01	Principal, Teton Capital Management (private equity venture capital).	1	None	None

*	Unless otherwise indicated, the address of each director is 840 Newport Center Drive, Newport Beach, California 92660.
**	Constituting in the aggregate less than 1% of the outstanding shares of the Fund.
†	Mr. Harris is an “interested person” of the Fund within the meaning of the 1940 Act due to his affiliation with PIMCO, the Fund’s investment manager, as set forth above.

For directors and nominees who are “interested persons” within the meaning of the 1940 Act, positions held with affiliated persons of the Fund (other than as set forth above) are listed in the following table.

Name of Director or Nominee	Positions held with affiliated persons of the Fund
Brent R. Harris

Trustee or Director (as applicable) and Chairman, three registered investment companies in the fund complex that includes funds advised by PIMCO and Allianz Dresdner Asset Management of America L.P. (“ADAM LP”), formerly PIMCO Advisors L.P. (the “PIMCO Funds Complex”); and Director and Vice President, StocksPLUS Management, Inc.

For directors and nominees, the following table states the dollar range of equity securities beneficially owned by the director or nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the director or nominee in the “family of investment companies.”

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund*		Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies*
Disinterested Directors
Carter W. Dunlap, Jr.		None		None
Francis E. Lundy	>$	100,000	>$	100,000
James M. Whitaker		None		None
Gregory S. Young		None		None

Interested Director
Brent R. Harris		None	>$	100,000

*	Securities are valued as of May 2, 2003.

For directors and nominees who are not “interested persons” with the meaning of the 1940 Act, the following table provides information concerning the beneficial ownership of the director or nominee and his immediate family members in securities of PIMCO or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with PIMCO.

Name of Director or Nominee	Name of Owners and Relationships to Director or Nominee	Company	Title of Class	Value of Securities	Percent of Class
Carter W. Dunlap, Jr.	None	None	None	None	None
Francis E. Lundy	None	None	None	None	None
James M. Whitaker	None	None	None	None	None
Gregory S. Young	None	None	None	None	None

The following table provides information about compensation received by directors during the fiscal year ended January 31, 2003.

Name of Person, Position	Aggregate Compensation From Fund		Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors
Disinterested Directors
Carter W. Dunlap, Jr.	$14,200		None	None	$14,200
Francis E. Lundy	$18,500		None	None	$18,500
James M. Whitaker	$18,500		None	None	$18,500
Gregory S. Young	$18,500		None	None	$18,500

Interested Director
Brent R. Harris	N/A	*	N/A	N/A	N/A

*	Pursuant to the investment management agreement between the Fund and PIMCO, PIMCO compensates those directors who are affiliated persons of PIMCO.

Board Committees and Meetings.    The Board of Directors has a standing Audit Oversight Committee. The responsibilities of the Audit Oversight Committee include reviewing and making recommendations to the Board concerning the Fund’s financial and accounting reporting procedures, selection of the Fund’s independent auditors, and approval of both audit and non-audit services provided to the Fund by its independent auditors. The Audit Oversight Committee meets with the Fund’s independent auditors, reviews the Fund’s financial statements and generally assists the Board in fulfilling its responsibilities relating to corporate accounting and reporting practices.

The members of the Audit Oversight Committee include only Disinterested Directors. The Audit Oversight Committee currently consists of Messrs. Dunlap, Lundy, Whitaker and Young (Chairman). Each member of the Audit Oversight Committee is “independent” as defined in Sections 303.01(B)(2)(a) and (3) of the listing standards of the New York Stock Exchange, on which shares of the Fund’s common stock are listed. The Board of Directors has adopted a written charter for the Audit Oversight Committee, a copy of which was included in the Proxy Statement for the 2001 Annual Meeting of Shareholders. The report of the Audit Oversight Committee, dated March 19, 2003, is attached to this Proxy Statement as Appendix A.

The Board has a Nominating Committee composed solely of Disinterested Directors. The Nominating Committee is responsible for reviewing candidates to fill vacancies on the Board. The Nominating Committee will review nominees recommended by shareholders. Such recommendations should be submitted in writing to Garlin G. Flynn, Secretary to the Fund, at the address of the principal executive offices of the Fund, with a copy to J.B. Kittredge at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

The Board has a Fair Valuation Committee, whose sole member is Brent R. Harris. The Fair Valuation Committee is responsible for overseeing the implementation by the investment manager of the Fund’s policies and procedures for fair valuing securities for which market quotations are not readily available.

With respect to the fiscal year ended January 31, 2003, the Board of Directors held five regular meetings and two special meetings. The Audit Oversight Committee met two times in separate session during the fiscal year ended January 31, 2003. The Nominating Committee met once in separate session during the fiscal year ended January 31, 2003. The Fair Valuation Committee held no meetings during the fiscal year ended January 31, 2003. Each director serving during the fiscal year ended January 31, 2003 attended all of the regular and special meetings of the Board held during the period for which he was a director and all meetings of the committees on which such director served. During the fiscal year ended January 31, 2003, Mr. Lundy was a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or subject to the requirements of Section 15(d) of the 1934 Act.

Section 16(a) Beneficial Ownership Reporting Compliance.    Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund’s Directors and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund’s shares with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that the Fund’s Directors and officers, PIMCO and affiliated persons of PIMCO have complied with all applicable Section 16(a) filing requirements during the fiscal year ended January 31, 2003, except that, due to an administrative oversight, late filings of Form 3 were made for each of the Fund’s officers, PIMCO, Allianz Dresdner Asset Management of America L.P. (formerly, PIMCO Advisors L.P.), (on behalf of itself and subject affiliated entities) and subject officers and directors of PIMCO, each in connection with the engagement of PIMCO as the Fund’s investment manager effective February 8, 2002. To the knowledge of management of the Fund, no shareholder of the Fund beneficially owns more than 10% of a registered class of the Fund’s equity securities.

Required Vote.    Re-election of the Nominated Director to the Board of Directors (Proposal 1) will require the affirmative vote of a plurality of the votes cast in the election of directors at the Meeting, in person or by proxy.

The Board of Directors of the Fund Unanimously Recommends That You Vote FOR Proposal 1.

ADDITIONAL INFORMATION ABOUT THE FUND

Executive and Other Officers of the Fund.    In addition to the information set forth above with respect to Brent R. Harris, the Fund’s President, the table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers or employees of PIMCO are not compensated by the Fund. The officers of the Fund collectively own less than 1% of the outstanding shares of the Fund. Unless otherwise noted, the address of all officers is 840 Newport Center Drive, Newport Beach, California 92660.

Name and Age	Position(s) Held with Fund	Terms of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
R. Wesley Burns Age 43	Senior Vice President	Since 2/02	Director, PIMCO. Formerly, Managing Director, PIMCO.
Mohamed El-Erian Age 44	Senior Vice President	Since 2/02	Managing Director, PIMCO. Formerly, Managing Director, Salomon Smith Barney/Citibank.
Pasi Hamalainen Age 35	Senior Vice President	Since 2/02	Managing Director, PIMCO.
Daniel J. Ivascyn Age 33	Senior Vice President	Since 2/02	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Jeffrey M. Sargent Age 40	Senior Vice President,	Since 2/02	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Henrik P. Larsen Age 33	Vice President	Since 2/02	Vice President, PIMCO. Formerly, Manager, PIMCO.
Michael J. Willemsen Age 43	Vice President	Since 2/02	Vice President, PIMCO. Formerly, Manager, PIMCO.
Garlin G. Flynn Age 57	Secretary	Since 2/02	Specialist, PIMCO.
John P. Hardaway Age 45	Treasurer	Since 2/02	Senior Vice President, PIMCO. Formerly, Vice President, PIMCO.
Erik C. Brown Age 35	Assistant Treasurer	Since 2/02	Vice President, PIMCO. Formerly, Tax Senior Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers, LLP.

*	Officers of the Fund are appointed annually by the Board of Directors.

For officers of the Fund, positions held with affiliated persons of the Fund (other than as set forth above) are listed in the following table.

Name	Positions held with affiliated persons of the Fund
R. Wesley Burns

President and Trustee or Director (as applicable), three registered investment companies in the PIMCO Funds Complex; and Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited.

Mohamed El-Erian	None.
Pasi Hamalainen	None.
Daniel J. Ivascyn	Senior Vice President, PIMCO Commercial Mortgage Securities Trust, Inc.
Jeffrey M. Sargent	Senior Vice President, three registered investment companies in the PIMCO Funds Complex; and Vice President, PIMCO Funds: Multi-Manager Series.
Henrik P. Larsen	Vice President, four registered investment companies in the PIMCO Funds Complex.
Michael J. Willemsen	Vice President, three registered investment companies in the PIMCO Funds Complex.
Garlin G. Flynn	Secretary, three registered investment companies in the PIMCO Funds Complex; and Assistant Secretary, PIMCO Funds: Multi-Manager Series.
John P. Hardaway	Treasurer, four registered investment companies in the PIMCO Funds Complex.
Erik C. Brown	Assistant Treasurer, four registered investment companies in the PIMCO Funds Complex.

Investment Adviser; Service Providers.    PIMCO serves as investment adviser to the Fund and provides certain investment management services pursuant to an Investment Management Agreement. PIMCO also provides certain administrative services to the Fund pursuant to an Administrative Services Agreement. PIMCO’s address is 840 Newport Center Drive, Newport Beach, California 92660. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is the Fund’s custodian. EquiServe Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, is the Fund’s transfer agent.

Independent Auditors.    PricewaterhouseCoopers LLP (“PwC”), 1055 Broadway, Kansas City, Missouri 64105, independent accountants, has been selected by the Board of Directors as the independent auditors of the Fund for the current fiscal year. The Audit Oversight Committee of the Board of Directors of the Fund unanimously recommended the selection of PwC, and the Board unanimously approved such selection, on March 19, 2003. This firm also serves as the auditor for various other funds for which PIMCO serves as investment adviser.

A representative of PwC, if requested by any shareholder, will be present via telephone at the Meeting to respond to appropriate questions from shareholders.

The following table sets forth the aggregate fees billed for professional services rendered by PwC during the Fund’s fiscal year ended January 31, 2003:

Audit Fees	Financial Information Systems Design and Implementation Fees	All Other Fees
$16,625	N/A	$443,395

The fees disclosed under the captions “Financial Information Systems Design and Implementation Fees” and “All Other Fees” include fees billed for services, if any, rendered during the Fund’s most recent fiscal year to the Fund, to PIMCO and to any entity controlling, controlled by or under common control with PIMCO that provided services to the Fund.

In approving the selection of PwC, the Audit Oversight Committee of the Fund considered, in addition to other practices and requirements relating to the selection of the Fund’s auditors, whether the nonaudit services covered in the table above under “Financial Information Systems Design and Implementation Fees” and “All Other Fees” performed by PwC for the Fund, for PIMCO and for certain related parties are compatible with maintaining the independence of PwC as the Fund’s principal accountants.

Other Business.    As of the date of this Proxy Statement, the Fund’s management and PIMCO know of no business to come before the Meeting other than as set forth in the Notice of the Annual Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as Proxies will vote in their sole discretion.

Adjournment.    In the event that sufficient votes in favor of the proposal set forth in the Notice of the Annual Meeting of Shareholders are not received by the time scheduled for the Meeting, the persons named as Proxies may propose one or more adjournments of the Meeting after the date set for the original Meeting to permit further solicitation of Proxies with respect to the proposal. In addition, if, in the judgment of the persons named as Proxies, it is advisable to defer action on the proposal, the persons named as Proxies may propose one or more adjournments of the Meeting for a reasonable time. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned, as required by the Fund’s Articles of Incorporation and By-Laws. The persons named as Proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those Proxies required to be voted against the proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposal for which sufficient favorable votes have been received by the time of the Meeting will be acted upon and such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Annual Report.    The Fund’s Annual Report to Shareholders for the fiscal year ended January 31, 2003 was mailed to shareholders on or about April 1, 2003. Additional copies of the Annual Report may be obtained without charge from EquiServe by calling (800) 426-5523 or by writing to P.O. Box 43011, Providence, Rhode Island 02940-3011.

Shareholder Proposals for 2004 Annual Meeting.    Shareholders submitting proposals intended to be included in the Fund’s Proxy Statement for the 2004 Annual Meeting of Shareholders must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements, no later than January 12, 2004. Shareholders submitting any other proposals intended to be presented at the next annual meeting must ensure that such proposals are received by the Fund, in good order and complying with all applicable legal requirements, between March 13, 2004 and March 28, 2004. It is currently anticipated that the 2004 Annual Meeting of Shareholders will be held prior to July 31, 2004. Shareholder proposals should be addressed to Garlin G. Flynn, Secretary, at the address of the principal executive offices of the Fund, with a copy to J.B. Kittredge at Ropes & Gray, One International Place, Boston, Massachusetts 02110-2624.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE ANNUAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

May 12, 2003

APPENDIX A

PIMCO Strategic Global Government Fund, Inc.

Report of the Audit Oversight Committee

The Audit Oversight Committee (the “Committee”) oversees the Fund’s financial reporting process on behalf of the Board of Directors of the Fund (the “Board”) and operates under a written Charter adopted by the Board. The Committee meets with the Fund’s management (“Management”) and independent public accountants and reports the results of its activities to the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In connection with the Committee’s and independent accountant’s responsibilities, Management has advised that the Fund’s financial statements were prepared in conformity with generally accepted accounting principles.

The Committee has reviewed and discussed with Management and PricewaterhouseCoopers LLP (“PwC”), the Fund’s independent public accountants, the audited financial statements of the Fund for the fiscal year ended January 31, 2003. The Committee has discussed with PwC the matters required to be discussed by Statements on Auditing Standard No. 61 (SAS 61). SAS 61 requires independent auditors to communicate to the Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Committee has received the written disclosures and the letter from PwC required by Independence Standards Board Standard No. 1 (requiring auditors to make written disclosures to and discuss with the Committee various matters relating to the auditor’s independence), and has discussed with PwC their independence. The Committee has also reviewed the aggregate fees billed by PwC for professional services rendered to the Fund and for non-audit services provided to Pacific Investment Management Company LLC (“PIMCO”), the Fund’s investment manager, during the last fiscal year, and any entity controlling, controlled by or under common control with PIMCO that provided services to the Fund. As part of this review, the Committee considered, in addition to other practices and requirements relating to selection of the Fund’s independent auditors, whether the provision of such non-audit services was compatible with maintaining the independence of PwC.

Based on the foregoing review and discussions, the Committee presents this Report to the Board and recommends that (1) the audited financial statements for the fiscal year ended January 31, 2003 be included in the Fund’s Annual Report to shareholders for such fiscal year, (2) such Annual Report be filed with the Securities and Exchange Commission and the New York Stock Exchange, and (3) PwC be reappointed as the Fund’s independent public accountants.

Submitted March 19, 2003

Gregory S. Young, Chairman

Carter W. Dunlap, Jr.

Francis E. Lundy

James M. Whitaker

A-1

PIMCO

STRATEGIC GLOBAL GOVERNMENT FUND, INC.

P.O. BOX 9122

HINGHAM, MA 02043-9717

When properly executed, this proxy will be voted in the manner specified herein by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD JUNE 20, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FUND NAME PRINTS HERE

The undersigned hereby appoints Jeffrey M. Sargent, Henrik P. Larsen and Garlin G. Flynn and each of them, as his/her attorneys and proxies with full power of substitution, to vote and act with respect to all shares of PIMCO Strategic Global Government Fund, Inc. (the “Fund”) held by the undersigned at the Annual Meeting of Shareholders of the Fund to be held at 800 Newport Center Drive, 6th Floor, Newport Beach, California 92660, on June 20, 2003 at 10:00 a.m., Pacific time, or as adjourned from time to time (the “Meeting”), and instructs them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Date

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Signature(s)	(Please sign in box)

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by authorized person. If a partnership, please sign in partnership name by authorized person.

055

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

The Board of Directors recommends that you vote FOR the Nominee.

I. To elect the Nominee listed below to serve as a member of the Fund’s Board of Directors.

FOR	WITHHOLD

(01)  Brent R. Harris

Mark Box at right if an address change or comment has been noted at left.

PLEASE SIGN ON REVERSE SIDE

055